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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 2000

                         Commission File Number 33-45522


                               CNB FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


                    24 Church Street, Canajoharie N.Y. 13317
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               (Address of principal executive offices - Zip code)



          New York                                                22-3203747
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(State or other jurisdiction                                  (I.R.S. Employer
incorporation or organization)                               Identification No.)


Registrant's telephone number, include area code                  (518) 673-3243

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Item 5.           Other Events
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On April 25, 2000, CNB Financial Corp. issued a press release discussing first quarter results for 2000. Attached is the press release, including unaudited financial information, labeled as exhibit (99)


Item 7.           Financial Statements and Exhibits
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         (c)      Exhibits
                  (99) Press release dated April 25, 2000


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CNB Financial Corp.

Date:    April 25, 2000                              By /s/ Peter J. Corso
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                                                     Peter J. Corso
                                                     Executive Vice President &
                                                     Treasurer